EXHIBIT 24

                               POWER OF ATTORNEY


I, Jeanne M. Liedtka, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 29th day of July, 1997.



                                                   /s/  Jeanne M. Liedtka
                                                   -------------------------
                                                       Jeanne M. Liedtka

                               POWER OF ATTORNEY


I, John D. Munford, II, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 28th day of July, 1997.



                                                  /s/  John D. Munford, II
                                                  --------------------------
                                                      John D. Munford, II

                               POWER OF ATTORNEY


I, Wallace Stettinius, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 25th day of July, 1997.



                                                  /s/  Wallace Stettinius
                                                 ------------------------------
                                                       Wallace Stettinius

                               POWER OF ATTORNEY


I, Frank Daniels, III, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 12th day of August, 1997.



                                                 /s/   Frank Daniels, III
                                               -------------------------------
                                                       Frank Daniels, III

                               POWER OF ATTORNEY


I, Bruce A. Walker, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 21st day of July, 1997.



                                                    /s/  Bruce A. Walker
                                                  ---------------------------
                                                        Bruce A. Walker

                               POWER OF ATTORNEY


I, Price H. Gwynn, III, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 24th day of July, 1997.



                                                  /s/  Price H. Gwynn, III
                                                 ------------------------------
                                                      Price H. Gwynn, III

                               POWER OF ATTORNEY


I, John C. Purnell, Jr., do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 24th day of July, 1997.



                                                 /s/  John C. Purnell, Jr.
                                                ------------------------------
                                                      John C. Purnell, Jr.

                               POWER OF ATTORNEY


I, Russell M. Robinson, II, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 21st day of July, 1997.



                                                /s/  Russell M. Robinson, II
                                               -------------------------------
                                                    Russell M. Robinson, II

                               POWER OF ATTORNEY


I, John W. Rosenblum, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 29th day of July, 1997.



                                                   /s/  John W. Rosenblum
                                                  ---------------------------
                                                       John W. Rosenblum

                               POWER OF ATTORNEY


I, Jerry I. Reitman, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 2nd day of August, 1997.



                                                   /s/  Jerry I. Reitman
                                                  ---------------------------
                                                        Jerry I. Reitman

                               POWER OF ATTORNEY


I, G. Waddy Garrett, do hereby constitute and appoint C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 12th day of August, 1997.



                                                   /s/  G. Waddy Garrett
                                                  ----------------------------
                                                        G. Waddy Garrett